MONTEAGLE FUNDS

PROSPECTUS DATED NOVEMBER 20, 1999

MONTEAGLE OPPORTUNITY GROWTH FUND
MONTEAGLE VALUE FUND
MONTEAGLE LARGE CAP FUND
MONTEAGLE FIXED INCOME FUND

209 10th Ave. South, Suite 332
Nashville, Tennesse 37203

(800) ___-____

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



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                                TABLE OF CONTENTS

                                                                            PAGE

MONTEAGLE OPPORTUNITY GROWTH FUND..............................................1

MONTEAGLE VALUE FUND...........................................................2

MONTEAGLE LARGE CAP FUND.......................................................3

MONTEAGLE FIXED INCOME FUND....................................................4

FEES AND EXPENSES OF INVESTING IN THE FUND.....................................5

HOW TO BUY SHARES..............................................................6

HOW TO REDEEM SHARES...........................................................7

DETERMINATION OF NET ASSET VALUE...............................................8

DIVIDENDS, DISTRIBUTIONS AND TAXES.............................................8

MANAGEMENT OF THE FUNDS........................................................9

YEAR 2000 ISSUE................................................................9

FOR MORE INFORMATION..................................................BACK COVER


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MONTEAGLE OPPORTUNITY GROWTH FUND

INVESTMENT OBJECTIVE

      The investment objective of the Monteagle Opportunity Growth Fund is long term growth of capital.

PRINCIPAL STRATEGIES

      The Fund seeks to achieve its objective by investing in "growth stocks." These are stocks that the Fund's adviser believes demonstrate accelerating cash flows, profit margins and/or revenues. The adviser emphasizes companies where management and/or large outside investors (such as banks, insurance companies and mutual funds) are buyers or owners of the stock or where the company itself is repurchasing its own shares on the open market. These are the "Informed Investors."

      Common sense suggests that the Informed Investors of the corporate world are far closer to the day-to-day activities of the companies they own or manage and are often in a much more informed position to gauge the long term effects certain publicly disclosed information or developments may have on the future price of their company's stock. Similar factors determine when a security is sold. For example, a stock may be sold if there are changes in trading activity by Informed Investors or changes in the company's fundamentals, such as decelerating earnings or material changes in the debt-equity ratio of the company.

         The Fund invests primarily in common stocks of medium and large capitalization U.S. companies (those with market capitalizations, at the time of purchase, of $1 billion or more). Although the Fund will not concentrate in any one industry, it is anticipated that the Fund's portfolio will focus on a small, select group of industries ("growth industries") which the Fund's adviser believes offer superior growth opportunities based on overall economic trends. The Fund is a non-diversified fund, which means that the Fund may take larger positions in a small number of companies than a diversified fund. The Fund may also have a high level of portfolio turnover.

PRINCIPAL RISKS OF INVESTING IN THE FUND

o MANAGEMENT RISK. The strategy used by the Fund's adviser may fail to produce the intended results.

o COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

o MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.

o VOLATILITY RISK. Common stocks tend to be more volatile than other investment choices. Because the Fund will emphasize various growth industries, the value of your shares is likely to be more volatile than a fund that invests in a broader range of industries.

o NON-DIVERSIFICATION RISK. As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of companies and will be subject to substantially more investment risk and potential for volatility than a diversified fund.

o TURNOVER RISK. The Fund's investment strategy may result in a high portfolio turnover rate. A high portfolio turnover would result in correspondingly greater brokerage commission expenses (which would lower the Fund's total return) and may result in the distribution to shareholders of additional capital gains for tax purposes.

o The Fund has no operating history and the Fund's investment manager has no prior experience managing the assets of a mutual fund.

o AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

o    The Fund is not a complete investment program.

o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

IS THE FUND RIGHT FOR YOU? The Fund may be a suitable investment for:

o    long term investors seeking a Fund with a growth investment strategy
o investors who can tolerate the greater risks associated with common stock investments
o investors willing to accept greater price fluctuations than typically found with a common stock mutual fund


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MONTEAGLE VALUE FUND

INVESTMENT OBJECTIVE

      The investment objective of the Monteagle Value Fund is long term growth of capital.

PRINCIPAL STRATEGIES

         As a value oriented manager, the Fund's adviser takes a long term (or "buy and hold") approach to managing the Fund's portfolio. The Fund invests primarily in common stocks of medium and large capitalization U.S. companies (those with market capitalizations of $1 billion or more) that the Fund's adviser believes are undervalued based on value characteristics such as lower relative price valuations, above average earnings per share growth and higher dividend yields compared to the S&P 500 Index. The adviser will sell a stock when it believes that the stock is no longer undervalued or when the fundamentals of the company that affect revenue and profitability have changed significantly, either in a positive or negative direction.

PRINCIPAL RISKS OF INVESTING IN THE FUND

o MANAGEMENT RISK. The adviser's value-oriented approach may fail to produce the intended results.

o COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

o MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.

o VOLATILITY RISK. Common stocks tend to be more volatile than other investment choices.

o AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

o The Fund has no operating history and neither the Fund's investment manager nor the Fund's adviser has prior experience managing the assets of a mutual fund.

o    The Fund is not a complete investment program.

o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

IS THE FUND RIGHT FOR YOU? The Fund may be suitable for:

o    long-term investors seeking a fund with a value investment strategy
o    investors willing to accept price fluctuations in their investment
o investors who can tolerate the greater risks associated with common stock investments


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MONTEAGLE LARGE CAP FUND

INVESTMENT OBJECTIVE

      The investment objective of the Large Cap Fund is long term growth of capital.

PRINCIPAL STRATEGIES

      The Fund will invest at least 65% of its assets in common stocks of large capitalization U.S. companies (those with market capitalizations above $15 billion) that the Fund's adviser believes exhibit a history of increasing earnings. The adviser first analyzes various industrial sectors to select the industry groups in which the Fund will focus its investments. The adviser considers such factors as economic trends and earnings growth prospects when selecting the industries in which the Fund will focus. The adviser then ranks individual stocks in each industrial group based on certain factors, such as:

(1)  expected earnings growth;
(2)  analysts' earnings estimates for the next fiscal year;
(3)  return on equity;
(4)  stability of earnings growth in the past 5 years; and
(5)  relative price-to-earnings multiple.

The Fund will invest at least 65% of its assets in large capitalization companies.

The Fund may sell a stock if, in the adviser's opinion:

o stock appreciation has caused the stock to become too large a position in the portfolio;
o    the fundamental price objective has been achieved;
o the company has experienced a negative change in fundamentals (such as its earnings growth rate or competitive position in its industry group); or
o some or all of the factors used to rank the company have declined, combined with relative underperformance of the stock compared to the S&P 500 Index or the company's industry group.

PRINCIPAL RISKS OF INVESTING IN THE FUND

o MANAGEMENT RISK. The strategy used by the Fund's adviser may fail to produce the intended results.

o COMPANY RISK is the risk that the Fund might decrease in value in response to the activities and financial prospects of an individual company.

o MARKET RISK is the risk that the Fund might decrease in value in response to general market and economic conditions.

o VOLATILITY RISK means that common stocks tend to be more volatile than other investment choices.

o The Fund has no operating history and neither the Fund's investment manager nor the Fund's adviser has prior experience managing the assets of a mutual fund.

o AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

o    The Fund is not a complete investment program.

o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

IS THE FUND RIGHT FOR YOU? The Fund may be a suitable investment for:

o    long term investors seeking a Fund with a growth investment strategy
o    investors willing to accept the price fluctuations in their investment
o investors who can tolerate the greater risks associated with common stock investments

MONTEAGLE FIXED INCOME FUND

INVESTMENT OBJECTIVE

      The investment objective of the Monteagle Fixed Income Fund is total return.

PRINCIPAL STRATEGIES

         The Fund invests primarily in investment grade intermediate term fixed income securities. These include U.S. Government securities, securities issued by agencies of the U.S Government and taxable municipal bonds. The Fund may also invest in corporate debt securities rated at least A-3 by Moody's or A- by Standard & Poor's if, in the judgement of the Fund's adviser, the incremental expected return is sufficient to outweigh the additional risk compared to U.S. Government securities.

      The Fund seeks to achieve its objective of total return through capital appreciation on the bonds and other securities held and income on those securities held. The adviser will actively manage the portfolio and, based on its assessment of market conditions, either lengthen or shorten the average maturity of the portfolio and/or switch between bonds of different sectors, with the view of maximizing the total return for the types of obligations purchased. The Fund may achieve capital appreciation by owning bonds of longer duration when interest rates are declining, protecting against large depreciation, and by owning bonds of shorter duration when interest rates are rising. In addition, the Fund may achieve capital appreciation if the credit quality of corporate and municipal bonds improve and there is a rating upgrade. For this purpose, the adviser will use its proprietary "Bond Market Watch" model to evaluate macroeconomic indicators and based on this evaluation, attempt to anticipate interest rate changes. The Fund's adviser seeks to reduce interest rate risk by maintaining an average maturity of the bonds and notes (on a dollar weighted basis) of between three and eight years. The Fund will invest at least 65% of its assets in fixed income securities.

The Fund may sell a security if, in the advisor's opinion:

o an interest rate change is expected to occur and the Fund's advisor seeks to lengthen or shorten the duration of the Fund o a sector of the market has become less attractive for total return compared to another sector o a security receives a rating downgrade which could increase credit risk and negatively impact the market value of the security

o a security receives a rating upgrade that positively impacts the market value of the security and the Fund's advisor wishes to capture the appreciation

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

o MANAGEMENT RISK. The strategy used by the Fund's adviser may fail to produce the intended results.

o INTEREST RATE RISK. The value of your investment may decrease when interest rates rise. To the extent the Fund invests in fixed income securities with longer maturities, the Fund will be more greatly affected by changes in interest rates, and will be more volatile, than a fund that invests in securities with shorter maturities.

o DURATION RISK. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

o CREDIT RISK. The issuer of the fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

o GOVERNMENT RISK. It is possible that the U.S. Government would not provide financial support to its agencies if it is not required to do so by law. If a U.S. Government agency in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund's share price or yield could fall.

o The U. S. Government's guarantee of ultimate payment of principal and timely payment of interest on the U. S. Government securities owned by the Fund does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate.

o AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

o The Fund has no operating history and neither the Fund's investment manager nor the Fund's adviser has prior experience managing the assets of a mutual fund.

o    The Fund is not a complete investment program.

o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

IS THIS FUND RIGHT FOR YOU?

The Fund may be a suitable investment for:

o long term investors seeking a fund with an income and capital appreciation strategy
o investors seeking to diversify their holdings with bonds and other fixed income securities
o    investors seeking higher potential returns than a money market fund.
o    investors willing to accept price fluctuations in their investments.

GENERAL

      EACH FUND may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, any Fund may hold all or a portion of its assets in money market instruments, securities of no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Funds may not achieve their investment objectives.

      The investment objective and strategies of any Fund may be changed without shareholder approval.

                                PAST PERFORMANCE

Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the fund because it demonstrates how its returns have varied over time. The Bar Chart and Performance Table that would otherwise appear in this prospectus have been omitted because each Fund is recently organized and has a limited performance history.


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                         FEES AND EXPENSES OF THE FUNDS

The tables describe the fees and estimated expenses that you may pay if you buy and hold shares of a Fund.

                                                    OPPORTUNITY                      LARGE CAP       FIXED INCOME
SHAREHOLDER FEES                                        FUND           VALUE FUND       FUND             FUND
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases       NONE              NONE           NONE              NONE
Maximum Deferred Sales Charge (Load)                   NONE              NONE           NONE              NONE
Redemption Fee                                         NONE              NONE           NONE              NONE

ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets)

Management Fee                                         1.33%             1.35%          1.23%             1.14%
Distribution and/or Service (12b-1) Fees               None              None           None              None
Other Expenses1                                        0.00%             0.00%          0.00%             0.00%
Total Annual Fund Operating Expenses                   1.33%             1.35%          1.23%             1.14%

1 "Other Expenses" are based on estimated amounts for the current fiscal year.

Example:

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             Opportunity          Value         Large Cap         Fixed Income
                Fund               Fund           Fund                Fund

1 Year          $136               $138           $126                $117

3 Year          $424               $430           $393                $364


                                HOW TO BUY SHARES

INITIAL PURCHASE

         The minimum initial investment in each Fund is $25,000 ($1,500 for qualified retirement accounts and medical savings accounts. Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

BY MAIL - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus);
o    a check made payable to the appropriate Fund;

Mail the application and check to:

U.S. Mail:                                 Overnight:
     Monteagle Funds                           Monteagle Funds
     c/o Unified Fund Services, Inc.           c/o Unified Fund Services, Inc.
     P.O. Box 6110                             431 North Pennsylvania Street
     Indianapolis, Indiana  46206-6110         Indianapolis, Indiana  46204

BY WIRE

You may also purchase shares of a Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Funds' transfer agent, at (800)-___-____to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

         Firstar Bank, N.A.

         ABA #0420-0001-3

         Attn: Ameriprime Advisors Trust

         D.D.A.# _________________

         Account Name _________________     (write in shareholder name)
         For the Account # ______________   (write in account number)

         You must mail a signed application to Firstar Bank, N.A., the Funds' custodian, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

ADDITIONAL INVESTMENTS

     You may purchase additional shares of any Fund (subject to a $500 minimum) by mail, wire, or automatic investment. Each additional mail purchase request must contain:

o    your name
o    the name of your account(s),
o    your account number(s),
o    the name of the Fund
o    a check made payable to the Fund

     Send your purchase request to the address listed above. A bank wire should be sent as outlined above.

AUTOMATIC INVESTMENT PLAN

         You may make regular investments in a Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $250 or more from your bank checking account. You may change the amount of your monthly purchase at any time.

TAX SHELTERED RETIREMENT PLANS

         Since the Funds are oriented to longer term investments, shares of the Funds may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the Transfer agent for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Transfer agent about the IRA custodial fees.

HOW TO EXCHANGE SHARES

         As a shareholder in any Fund, you may exchange shares valued at $25,000 or more for shares of any other Monteagle Fund. You may call the transfer agent at (800) ___-____ to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the address listed above. Requests for exchanges received prior to close of trading on the New York Stock Exchange (4:00 p.m. Eastern Time) will be processed at the next determined net asset value (NAV) as of the close of business on the same day.

      An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated on the same day. An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares sold.

      Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege at any time.

OTHER PURCHASE INFORMATION

         Each Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Funds. If you are already a shareholder, the Funds can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds.

                              HOW TO REDEEM SHARES

         You may receive redemption payments in the form of a check or federal wire transfer. Presently there is no charge for wire redemptions; however, the Funds may charge for this service in the future. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

     BY MAIL - You may redeem any part of your account in a Fund at no charge by mail. Your request should be addressed to:

             Ameriprime Advisors Trust
             c/o Unified Fund Services, Inc.
             P.O. Box 6110
             Indianapolis, Indiana  46206-6110

         "Proper order" means your request for a redemption must include:
o    the Fund name and account number,
o    account name(s) and address,
o    the dollar amount or number of shares you wish to redeem.

         Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Funds or Unified Fund Services, Inc., you may be required to furnish additional legal documents to insure proper authorization.

         BY TELEPHONE - You may redeem any part of your account in a Fund by calling the transfer agent at (800) ___-____. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

         The Funds may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

         ADDITIONAL INFORMATION - If you are not certain of the requirements for a redemption please call the transfer agent at (800) ___-____. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Funds may suspend redemptions or postpone payment dates.

         Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $25,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. Your shares are subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Funds.

                        DETERMINATION OF NET ASSET VALUE

         The price you pay for your shares is based on the applicable Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

         The Funds' assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Funds' adviser at their fair value, according to procedures approved by the Funds' board of trustees.

         Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         DIVIDENDS AND DISTRIBUTIONS

         Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund. Dividends paid by the Funds may be eligible in part for the dividends received deduction for corporations.

         TAXES

         In general, selling or exchanging shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a long term capital gains distribution.

         Early each year, the Funds will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

         The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

                             MANAGEMENT OF THE FUNDS

         Nashville Capital Corporation, 209 10th Avenue South, Suite 332, Nashville TN 37203, serves as investment manager to the Funds. In this capacity, Nashville Capital advises and assists the officers of the Trust in conducting the business of the Fund and is responsible for providing general investment advice and guidance to the Funds, although the investment manager has delegated responsibility for the selection and ongoing monitoring of the securities in each Fund's investment portfolio to the Fund's respective adviser set forth below. Nashville Capital was formed in 1986 and, as of September 30, 1999, managed assets of approximately $98 million for financial institutions.

         Each Fund is authorized to pay the investment manager a fee equal to an annual average rate as follows:

=========================== ======================== ======================== ======================== ========================
        Fund Size                 Opportunity                 Value                Fixed Income              Large Cap

=========================== ======================== ======================== ======================== ========================
=========================== ======================== ======================== ======================== ========================
      $1-25 million                  1.35%                    1.35%                    1.15%                    1.25%
=========================== ======================== ======================== ======================== ========================
=========================== ======================== ======================== ======================== ========================
      $25-50 million                 1.30%                    1.25%                    1.10%                    1.13%
=========================== ======================== ======================== ======================== ========================
=========================== ======================== ======================== ======================== ========================
     $50-100 million                 1.18%                    1.10%                    0.97%                    1.00%
=========================== ======================== ======================== ======================== ========================
=========================== ======================== ======================== ======================== ========================
       $100 million                  1.10%                    1.00%                    0.90%                    0.95%
=========================== ======================== ======================== ======================== ========================

         The investment manager pays all of the operating expenses of each Fund except brokerage, taxes, borrowing costs, fees and expenses of non-interested person trustees and extraordinary expenses. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the investment manager. The investment manager (not the Funds) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

Opportunity Growth Fund. The investment manager has retained T.H. Fitzgerald,
     Jr. (d/b/a T.H. Fitzgerald & Co.), 180 Church Street, Naugatuck, CT 06770, to serve as the adviser to the Opportunity Growth Fund. The firm has been owner-managed since its founding in 1959. In 1982, Mr. Fitzgerald accepted his first institutional investment management account, a Fortune 500 corporate pension plan. Since then, he has directed the firm's resources exclusively to the management of large institutional accounts and, as of June 30, 1999, managed nearly $220 million. T.H. Fitzgerald accepts no individual or private accounts, regardless of size. The Monteagle Opportunity Growth Fund offers the individual investor with access to the firms proprietary "Informed Investors" strategy. Mr. Fitzgerald is primarily responsible for the day to day management of the Fund. Nashville Capital has agreed to pay T.H. Fitzgerald & Co. an annual advisory fee equal to 0.70% of net assets up to $25 million, 0.60% of net assets from $25% million up to $50 million, 0.45% of net assets from $50 million up to $100 million, and 0.40% of net assets of $100 million and greater.

ValueFund. The investment manager has retained Robinson Investment Group, Inc.,
     5301 Virginia Way, Suite 150, Brentwood, TN 37027, to serve as the adviser to the Value Fund. The firm was founded in 1996 by Russell L. Robinson. Mr. Robinson and his firm currently manage assets of approximately $140 million for individuals, financial institutions, pension plans, corporations and other business entities. Mr. Russell has been the President of Robinson Investment Group since 1996. He was the Director of Investment Strategy of the investment manager, Nashville Capital Corporation, from 1990 to 1996. Mr. Russell is primarily responsible for the day-to-day management of the Value Fund. Nashville Capital has agreed to pay Russell Investment Group an annual advisory fee of 0.60% of net assets up to $25 million, 0.45% of net assets from $25% million up to $50 million, 0.35% of net assets from $50 million up to $100 million, and 0.30% of net assets of $100 million and greater.

LargeCap Fund and Fixed Income Fund. The investment manager has retained Howe and Rusling, Inc., 120 East Avenue, Rochester, NY 14604, to serve as the adviser to the Large Cap Fund and the Fixed Income Fund. The firm was established in 1930 and, as of September 30, 1999, had approximately $734 million in assets under management. The firm serves primarily individual, retirement plan, corporate and non-profit endowment clients. The Howe and Rusling Investment Committee is primarily responsible for the day-to-day management of the Funds. Nashville Capital has agreed to pay Howe and Rusling an annual advisory fee for the Large Cap Fund of 0.40% of net assets up to $25 million, 0.30% of net assets from $25% million up to $50 million, and 0.25% of net assets of $50 million and greater. Nashville Capital has agreed to pay Howe and Rusling an annual advisory fee for the Fixed Income Fund of 0.30% of net assets up to $25 million, 0.25% of net assets from $25% million up to $50 million, and 0.20% of net assets of $50 million and greater.

                                 YEAR 2000 ISSUE

         Like other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Funds' investment manager or the Funds' various service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

         The Funds' investment manager has taken steps that it believes are reasonably designed to address the Year 2000 Issue with respect its computer systems. The Funds' administrator has obtained assurances from each of the Funds' major service providers, including the advisers, that it has taken steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems used to service the Funds. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. In addition, the Funds' investment manager cannot make any assurances that the Year 2000 Issue will not affect the companies in which the Funds invest or worldwide markets and economies.

                              FOR MORE INFORMATION

      Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions, investment strategies and performance results as of the Funds' latest semi-annual or annual fiscal year end.

         Call the Funds at 800 __-____ to request free copies of the SAI and the Funds' annual and semi-annual reports, to request other information about the Funds and to make shareholder inquiries.

         You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act #811-09541

                            AmeriPrime Advisors Trust

                        Monteagle Opportunity Growth Fund

                              Monteagle Value Fund

                            Monteagle Large Cap Fund

                           Monteagle Fixed Income Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 20, 1999

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of AmeriPrime Advisors Trust dated November 20, 1999. A free copy of the Prospectus can be obtained by writing the Transfer Agent at 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling 1-800-441-6978.

TABLE OF CONTENTS                                                           PAGE

DESCRIPTION OF THE TRUST AND THE FUND...........................................

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK

CONSIDERATIONS..................................................................

INVESTMENT LIMITATIONS..........................................................

THE INVESTMENT MANAGER AND ADVISERS ............................................

TRUSTEES AND OFFICERS...........................................................

PORTFOLIO TRANSACTIONS AND BROKERAGE............................................

DETERMINATION OF SHARE PRICE....................................................

INVESTMENT PERFORMANCE..........................................................

CUSTODIAN.......................................................................

TRANSFER AGENT..................................................................

ACCOUNTANTS.....................................................................

DISTRIBUTOR.....................................................................

ADMINISTRATOR...................................................................



DESCRIPTION OF THE TRUST AND THE FUND

         The Monteagle Opportunity Growth Fund, Monteagle Value Fund, Monteagle Large Cap Fund, and the Monteagle Fixed Income Fund (each a "Fund" or collectively, the "Funds") were organized as series of AmeriPrime Advisors Trust (the "Trust") on August 3, 1999. The Monteagle Value Fund and the Monteagle Large Cap Fund are diversified. The Monteagle Opportunity Growth Fund is non-diversified. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 3, 1999 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The investment manager to each Fund is Nashville Capital Corporation (the "Manager").

         Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated and will been titled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

         Prior to the public offering of the Funds AmeriPrime Financial Securities, Inc1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, purchased all of the outstanding shares of the Funds and may be deemed to control the Funds. As the controlling shareholder, AmeriPrime Financial Securities, Inc, could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the management agreement with the Manager. After the public offering commences, it is anticipated that AmeriPrime Financial Securities, Inc. will no longer control the Funds.

         For information concerning the purchase and redemption of shares of the Funds, see "How to Buy Shares" and "How to Redeem Shares" in the Funds' Prospectus. For a description of the methods used to determine the share price and value of each Fund's assets, see "Determination of Net Asset Value" in the Funds' Prospectus.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques they may use.

         A. Equity Securities. Each Fund (except the Fixed Income Fund) invests in equity securities. Equity securities are common stocks, preferred stocks, convertible preferred stocks, convertible debentures, American Depositary Receipts ("ADR's"), rights and warrants. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have shorter durations. A Fund may not invest more than 5% of its net assets at the time of purchase in rights and warrants.

         B. Corporate Debt Securities. Each Fund may invest in corporate debt securities. These are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Manager (and each adviser) considers corporate debt securities to be of investment grade quality if they are rated A- or higher by Standard & Poor's Corporation ("S&P"), A-3 or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Fund's adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Funds will not invest in securities rated below investment grade. If the rating of a security by S&P or Moody's drops below investment grade, the Fund's adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Fund's adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk.

         C. Municipal Securities. The Fixed Income may invest in municipal securities. These are long and short term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal securities consist of tax exempt bonds, tax exempt notes and tax exempt commercial paper. Municipal notes, which are generally used to provide short term capital needs and have maturities of one year of less, include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. Tax exempt commercial paper typically represents short term, unsecured, negotiable promissory notes. The Fund may invest in other municipal securities such as variable rate demand instruments.

                  The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.

                   The Fund considers municipal securities to be of investment grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody's, or if unrated, determined by the Manager (or the Fund's adviser) to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Fund will not invest in securities rated below investment grade. If the rating of a security by S&P or Moody's drops below investment grade, the Manager will dispose of the security as soon as practicable (depending on market conditions) unless the Manager determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk.

         D. U.S. Government Securities. Each Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

         E. Mortgage-Backed Securities. The Fixed Income Fund may invest in mortgage-backed securities. These securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Fixed Income Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by the Fixed Income Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fixed Income Fund at lower rates of return.

         F. Collateralized Mortgage Obligations (CMOs). The Fixed Income Fund may invest in CMOs. CMOs are securities Collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses.

         G. Zero Coupon and Pay in Kind Bonds. Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Each Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Funds take into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

         The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency, or by a corporation.

         Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the applicable Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. No Fund will invest more than 5% of its net assets in pay-in-kind bonds.

         H. Financial Service Industry Obligations. Financial service industry obligations include among others, the following:

                  (1) Certificates of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

                  (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time Deposits are considered to be illiquid prior to their maturity.

                  (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

         I. Asset-Backed and Receivable-Backed Securities. The Fixed Income Fund may invest in asset-backed securities. These securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate holder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities' weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. The Fixed Income Fund will invest more than 5% of its net assets in asset-backed or receivable-backed securities.

         J. Loans of Portfolio Securities. Each Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Manager in response to requests of broker-dealers or institutional investors which the Manager deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of the Fund's net assets.

         K. Foreign Securities. The Value Fund and Large Cap Fund may invest in foreign equity securities through the purchase of American Depository Receipts. American Depository Receipts are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares which it holds in custody. The Value Fund may also invest directly in foreign equity securities. The Fixed Income Fund may invest in dollar denominated foreign fixed-income securities issued by foreign companies, foreign governments or international organizations and determined by the Fund's adviser to be comparable in quality to investment grade domestic securities. No Fund will invest in a foreign security if, immediately after a purchase and as a result of the purchase, the total value of foreign securities owned by the Fund would exceed 10% of the value of the total assets of the Fund. To the extent that a Fund does invest in foreign securities, such investments may be subject to special risks.

         Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies. Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer (including international issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market.

         Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company then about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

         L. Repurchase Agreements. Each Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. Government or by agencies of the U.S. governmnet ("U.S. Government obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Fund's adviser to be creditworthy.

         M. Option Transactions. Each Fund may engage in option transactions involving individual stocks and bonds as well as stock and bond indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Call options on securities which the Funds sell (write) will be covered or secured, which means that the Fund will own the underlying security in the case of a call option. The Funds will sell (write) put options only if the Fund is selling an equivalent amount of the same security short. When the Funds write options, they may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit assets in escrow with the Custodian. The Funds may also utilize spreads and straddle strategies. A spread is the difference in price resulting from a combination of put and call options within the same class on the same underlying security. A straddle strategy consists of an equal number of put and call options on the same underlying stock, stock index, or commodity future at the same strike price and maturity date.

         The purchase and writing of options involves certain risks. The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford a Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in a Fund losing a greater percentage of its investment than if the transaction were effected directly. When a Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When a Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that a Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

         N. Short Sales. The Value Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

         In connection with its short sales, the Fund will be required to maintain a segregated account with its Custodian of cash or high grade liquid assets equal to the market value of the securities sold less any collateral deposited with its broker. The Fund will limit its short sales so that no more than 5% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

INVESTMENT LIMITATIONS

         Fundamental. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of each Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or
(2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

         1. Borrowing Money. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Funds; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of each Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Funds from entering into reverse repurchase transactions, provided that the Funds have an asset coverage of 300% for all borrowings and repurchase commitments of the Funds pursuant to reverse repurchase transactions.

         2. Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

         3. Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Funds from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

         5. Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Funds from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

         6. Loans. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

         7. Concentration. No Fund will invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

         Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental (see "Investment Restrictions" above).

         1. Pledging. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

         2. Borrowing. No Fund will purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

         3. Margin Purchases. No Fund will purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

         4. Options. The Funds will not purchase or sell puts, calls, options or straddles, except as described in the Funds' Prospectus or Statement of Additional Information.

         5. Illiquid Investments. The Funds will not invest in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE MANAGER AND ADVISERS

         The Manager. The investment manager to the Funds is Nashville Capital 209 10th Avenue South, Nashville, TN 37203 (the "Manager"). Sydney and Larry Catlett are the controlling shareholders of the Manager.

         Under the terms of the management agreement (the "Agreement"), the Manager manages each Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of each Fund except brokerage, taxes, borrowing cost (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person trustees, 12b-1 expenses and extraordinary expenses. As compensation for its management services and agreement to pay each Fund's expenses, each Fund is obligated to pay the Manager a fee (based on average daily net assets) computed and accrued daily and paid monthly at the following annual rates:

=========================== ======================== ======================== ======================== ========================
        FUND SIZE                 OPPORTUNITY                 VALUE                FIXED INCOME              LARGE CAP

=========================== ======================== ======================== ======================== ========================
=========================== ======================== ======================== ======================== ========================
      $1-25 million                  1.35%                    1.35%                    1.15%                    1.25%
=========================== ======================== ======================== ======================== ========================
=========================== ======================== ======================== ======================== ========================
      $25-50 million                 1.30%                    1.25%                    1.10%                    1.13%
=========================== ======================== ======================== ======================== ========================
=========================== ======================== ======================== ======================== ========================
     $50-100 million                 1.18%                    1.13%                    1.03%                    1.08%
=========================== ======================== ======================== ======================== ========================
=========================== ======================== ======================== ======================== ========================
       $100 million                  1.12%                    1.07%                    0.97%                    0.92%
=========================== ======================== ======================== ======================== ========================

         The Manager retains the right to use the name "Monteagle" in connection with another investment company or business enterprise with which the Manager is or may become associated. The Trust's right to use the name "Monteagle" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Manager on ninety days written notice.

         The Manager will pay First Farmers & Merchants National Bank of Columbia, Tennessee ("First Farmers") a fee for assisting the Manager in providing certain supportive administrative services to the Funds. The fee for each Fund will be at an annual rate of 0.10% of the Fund's assets up to $50 million, 0.085% of such assets from $50 million up to $100 million, and 0.075% of such assets in excess of $100 million.

         The Manager may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Manager will pay First Farmers a shareholder servicing fee equal to 0.05% of the assets in each Fund to which First Farmers provides such services. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of each Fund believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of each Fund believes that there would be no material impact on each Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

         The Advisers. T.H. Fitzgerald, Jr. (d/b/a T.H. Fitzgerald & Co. ("Fitzgerald") is the adviser to the Opportunity Growth Fund. Under the terms of the advisory agreement, Fitgerald receives a fee from the Manager computed and accrued daily and paid monthly equal to 0.70% of net assets up to $25 million, 0.60% of net assets from $25% million up to $50 million, 0.45% of net assets from $50 million up to $100 million, and 0.40% of net assets of $100 million and greater. Robinson Investment Group, Inc. ("Robinson") is the adviser to the Value Fund. Under the advisory agreement, Robinson receives a fee from the Manager computed and accrued daily and paid monthly at an annual rate of 0.60% of net assets up to $25 million, 0.45% of net assets from $25% million up to $50 million, 0.35% of net assets from $50 million up to $100 million, and 0.30% of net assets of $100 million and greater. Howe and Rushling, Inc. ("H&R") is the adviser to the Large Cap Fund and the Fixed Income Fund. Under the terms of the advisory agreement, H&R receives a fee from the Manager for the Large Cap Fund computed and accrued daily and paid monthly at an annual rate of 0.40% of net assets up to $25 million, 0.30% of net assets from $25% million up to $50 million, and 0.25% of net assets of $50 million and greater. H&R receives a fee from the Manager for the Fixed Income Fund computed and accrued daily and paid monthly at an annual rate of 0.30% of net assets up to $25 million, 0.25% of net assets from $25% million up to $50 million, and 0.20% of net assets of $50 million and greater.

         Subject always to the control of the Board of Trustees, each adviser, at its expense, furnishes continuously an investment program for the Fund or Funds for which it acts as adviser Each adviser must use its best judgement to make investment decisions, place all orders for the purchase and sale of portfolio securities and execute all agreements related thereto. Each adviser makes its officers and employees available to the Manager from time to time at reasonable times to review investment policies and to consult with the Manager regarding the investment affairs of the applicable Fund. Each adviser maintains books and records with respect to the securities transactions and renders to the Manager such periodic and special reports as the Manager or the Trustees may request. Each adviser pays all expenses incurred by it in connection with its activities under the advisery agreement other than the cost (including taxes and brokerage commissions, if any) of securities and investments purchased for a Fund.

TRUSTEES AND OFFICERS

         The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

==================================== ---------------- ======================================================================
NAME, AGE AND ADDRESS                POSITION                        PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
==================================== ---------------- ======================================================================
==================================== ---------------- ======================================================================
*Kenneth D. Trumpfheller             President and    President, Treasurer and Secretary of AmeriPrime Financial Services,
Age:  41                             and Trustee      Financial Services, Inc., the Fund's administrator, and AmeriPrime
1793 Kingswood Drive                                  Financial Securities, Inc., the Fund's distributor, since 1994.
Suite 200                                             President and Trustee of AmeriPrime Funds and AmeriPrime Insurance
Southlake, Texas  76092                               Trust.  Prior to December, 1994, a senior client executive with SEI
                                                      Financial Services
==================================== ---------------- ======================================================================
==================================== ---------------- ======================================================================
Paul Bellany                         Secretary,       Secretary, Treasurer and Chief Financial Officer of AmeriPrime
Age:  40                             and Treasurer    Financial Services, Inc. and AmeriPrime Financial Securities, Inc.;
1793 Kingswood Drive                                  Treasurer and Secretary of AmeriPrime Funds and AmeriPrime Insurance
Suite 200                                             Trust.  Various positions with Fidelity Investments from 1987 to 1998;
Southlake, Texas  76092                               most recently Fund Reporting Unit Manager
==================================== ---------------- ======================================================================
==================================== ---------------- ======================================================================
Mark W. Muller                       Trustee          Account Manager for Clarion Technologies, a manufacturer of
Age: 35                                               manufacturer of automotive, heavy truck, and consumer
175 Westwood Drive                                    goods, from 1996 to present.  From 1986 to 1996, an
Suite 300                                             engineer for Sicor, a telecommunication hardware
Southlake, Texas  76092                               company.
==================================== ---------------- ======================================================================
==================================== ================ ======================================================================
Richard J. Wright, Jr.               Trustee          Various positions (most recently Program Manager) with Texas
Age 37                                                Texas Instruments, a technology company, from 1985 to
8505 Forest Lane                                      present.
MS 8672
Dallas, Texas 75243
==================================== ================ ======================================================================

         The following table estimates the Trustees' compensation for the first full fiscal year. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.

==================================== ----------------------- ==================================
                                     AGGREGATE               TOTAL COMPENSATION

==================================== ----------------------- ==================================
==================================== ----------------------- ==================================
Kenneth D. Trumpfheller                         0                            0
==================================== ----------------------- ==================================
==================================== ----------------------- ==================================
Mark W. Muller                               $6,000                       $6,000
==================================== ----------------------- ==================================
==================================== ======================= ==================================
Richard J. Wright                            $6,000                       $6,000
==================================== ======================= ==================================

PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to policies established by the Board of Trustees of the Trust, the Manager is responsible for each Fund's portfolio decisions and the placing of each Fund's portfolio transactions. In placing portfolio transactions, the Manager seeks the best qualitative execution for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Manager generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Manager may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

         The Manager is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Manager exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Manager determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Manager's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Advisr in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Manager in connection with its services to the Funds. Although research services and other information are useful to the Funds and the , it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Manager that the review and study of the research and other information will not reduce the overall cost to the Manager of performing its duties to the Funds under the Agreement.

         Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

         While each Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. StoneRidge Investment Partners, L.L.C. will not receive reciprocal brokerage business as a result of the brokerage business placed by the Funds with others.

         When a Fund and another of the Manager 's clients seek to purchase or sell the same security at or about the same time, the Manager may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Portfolios because of the increased volume of the transaction. If the entire blocked order is not filled, the Portfolio may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Portfolio may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Manager, taking into account such factors as the size of the individual orders and transaction costs, when the Manager believes an adjustment is reasonable.

DETERMINATION OF SHARE PRICE

         The price (net asset value) of the shares of each Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in each Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.

INVESTMENT PERFORMANCE

         Each Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1+T)n=ERV

         Where:   P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. If each Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

         A Fund's "yield" is determined in accordance with the method defined by the Securities and Exchange Commission. A yield quotation is based on a 30 day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                            Yield = 2[(a-b/cd+1)6-1]

         Where:

         a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
         d = the maximum offering price per share on the last day of the period

         Solely for the purpose of computing yield, dividend income recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivable-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

         Each Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of the applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

         Each Fund's investment performance will vary depending upon market conditions, the composition of that Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing each Fund's performance to those of other investment companies or investment vehicles. The risks associated with each Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

         From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of any of the Funds may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Funds or considered to be representative of the stock market in general. These may include the Standard & Poor's 500 Stock Index, the NASDAQ Composite Index or the Dow Jones Industrial Average.

         In addition, the performance of any of the Funds may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of any of the Funds. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

         Firstar Bank, N.A., 425 Walnut Street M.L 6118, Cincinnati, Ohio 45202, is Custodian of the Funds' investments. The Custodian acts as the Funds' depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties.

TRANSFER AGENT

         Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Funds' transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' Inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. In addition, Unified provides the Funds with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the equal to 0.0275% of each Fund's assets up to $100 million (subject to various monthly minimum fees, the maximum being $2,100 per month for assets of $20 to $100 million).

ACCOUNTANTS

         The firm of McCurdy & Associates, CPA's, 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Trust for the first fiscal year. McCurdy & Associates performs an annual audit of the Funds' financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

         AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, is the exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

ADMINISTRATOR

                  The Funds retain AmeriPrime Financial Services, Inc., 1793 Kingswood Drive, Suite 200, Southlake, TX 76092, (the "Administrator") to manage the Funds' business affairs and provide the Funds with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Administrator receives a monthly fee from the Manager equal to an annual average rate of 01.0% of each Fund's average daily net assets up to fifty million dollars, 0.075% of each Fund's average daily net assets from fifty to one hundred million dollars and 0.050% of each fund's average daily net assets over one hundred million dollars.